RiverNorth/DoubleLine Strategic Opportunity Fund, INC.
Announces FINAL RESULTS OF Non-Transferable Rights Offering for Common and Preferred Stock

West Palm Beach, FL – November 29, 2024 -- RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) today announced the final results of its inseparable non-transferable rights to purchase additional shares of common stock and newly issued 6.00%, 3-Year Term, Series C Term Preferred Stock (the “Series C Preferred Stock”) of the Fund (the “Offering”). The Fund will issue a total of 838,412 new shares of common stock and 419,206 new shares of Series C Preferred Stock as a result of the Offering, which closed on November 25, 2024 (the “Expiration Date”).

The subscription price of $8.42 per common share in the Offering was established on the Expiration Date based on a formula equal to 90% of the reported net asset value and the subscription price per Series C Preferred Stock was $10. Gross proceeds received by the Fund from the Offering are expected to total approximately $11.2 million, before expenses.

The new common stock and Series C Preferred Stock are expected to be issued on, or about, December 2, 2024. The Fund has applied to list the Series C Preferred Stock on NYSE American. If the application is approved, the Series C Preferred Stock is expected to commence trading on the NYSE American under the symbol “OPPPRC” within thirty days of the date of issuance.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

A copy of the prospectus supplement for this Offering, dated October 30, 2024, can be found on the SEC’s Edgar website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001678130/000139834424019690/fp0090848-1_424b2ixbrl.htm or by writing the Fund at RiverNorth CEF Investor Relations, 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401 or contacting CEF@rivernorth.com.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $341 million of total managed assets1 and 23.0 million shares of common stock outstanding as of September 30, 2024.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

Investors should consider the Fund's investment objective, risks, charges and expenses carefully before investing. The prospectus should be read carefully before investing. For more information, please read the prospectus, call your financial professional or call 844.569.4750.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Contact

RiverNorth CEF Investor Relations

800-646-0148, Option 1

CEF@rivernorth.com

[1]	Managed Assets includes assets attributable to leverage and investments in affiliated funds.

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